                                                                  EXHIBIT 10.15


March 1, 2000


Nordstrom Credit, Inc.
13531 East Caley Avenue
Englewood, Colorado 80111

Subject:     Master Note Agreement

Attention:   Kevin Knight



Dear Kevin:

Nordstrom fsb ("we" or "us") hereby confirm borrowing arrangements made with Nordstrom Credit, Inc. ("you") as follows, to be effective as of the opening of business on March 1, 2000.

You agree to lend to us for our general business purposes certain sums, which you represent will be available for this purpose from time to time against our prior issuance and delivery to you from time to time as hereinafter specified of our promissory note, payable upon demand (which if given verbally shall be promptly confirmed in writing), in the form of Exhibit "A" to this letter and duly executed by an authorized officer of this Bank.

The principal amount of each such note shall be specified from time to time in the manner hereinafter provided. Each such note shall be dated as of the date of its issue and shall bear interest from said date, payable on the first day of each month on the daily principal amount from time to time outstanding during the accrual period, at a rate or rates equivalent to the One Month LIBOR Rate (as hereinafter defined) for such day, less fourteen (14) basis points, or, if such day is not a business day, the rate for the immediately preceding business day. For purposes of this Agreement, the term "One Month LIBOR Rate" shall mean the one month USD LIBOR Rate (British Bankers Association) quoted on page 3750 of Telerate. If the One Month LIBOR Rate is not available for any business day, the applicable rate for such date shall be the one month LIBOR rate for such day as determined by you, in a commercially reasonable manner, on the basis of quotations received by you from one or more U.S. money center banks of recognized standing used by you. Each change in such rate shall be effective with respect to all loans outstanding hereunder on the same date as the change in the index rate is effective. For purposes of computing interest, principal amounts loaned hereunder shall be deemed to be outstanding on the date loaned but not on the date repaid.

Upon request, we shall issue and deliver to you, without cost to you, in exchange for the promissory note then held by you, a new promissory note in the same principal as the note being surrendered in exchange, and dated and bearing interest from the date to which interest has been paid on said note being surrendered in exchange.

Nordstrom Credit, Inc.
March 1, 2000
Page 2


A duly authorized officer or duly authorized employee designated by you in writing for such purpose, will from time to time notify our Chairman of the Board (or such person as may be designated by the Chairman of the Board in writing) of the total amount to be lent us hereunder and, on the authority of our Chairman of the Board (or such person as may be designated by the Chairman of the Board), shall enter said amount under the column headed "Principal Amount Outstanding" on our promissory note which you are then holding and such amount shall be deemed to be the amount then due on said note. Any entries so made on said promissory note shall constitute conclusive evidence of the principal amount of said note then outstanding when you shall have received written confirmation thereof from our Chairman of the Board (or such person as may be designated by the Chairman of the Board) in the manner hereinafter described. In the event such notification to us results in an increase in the total amount to be lent to us hereunder, you shall forthwith transfer the amount of said increase to our Account at Bank of America of Texas numbered 3750710184. In the event such notification to us results in a decrease in the total amount to be lent us hereunder, we shall transfer the amount of said decrease to your Account numbered 3750710171 at Bank of America of Texas.

After the close of each month during which you have made any loan to us hereunder or we have made any repayment on the principal balance of any loan made hereunder or during which the interest rate on an loan shall have changed, we shall send You a written confirmation of the transaction which took place during such month dated the last business day of such month in substantially the form attached hereto at Exhibit "B" with appropriate insertions in the blank spaces therein.

It is understood and agreed that You shall have the right at any time to demand payment of all or any part of the principal amount then outstanding on the promissory note then held by you, together with interest to the date of payment. We shall have the right at any time, upon advice to you by letter or telephone, to pay all or any part of the principal amount then outstanding on the promissory note then held by You, together with interest to the date of payment, notwithstanding that You have not theretofore demanded such payment in accordance with the foregoing and with the note.

It is further understood and agreed that you shall not sell, pledge, or assign nor otherwise transfer any promissory note held by You pursuant to this agreement without first having notified us at least ten days prior to the intended sale of such sale, pledge, assignment or transfer of your intention so to do, and in no event shall any such sale, pledge, assignment or transfer be effected except upon compliance with all applicable Federal and state securities laws and regulations.

By entering into this agreement and the note, you covenant and agree that all of our debt to you under this agreement or the note constitutes Affiliated Debt and is subordinate and junior to all Prior Debt of this Company according to the terms and conditions of the Investment Agreement between us dated October 8, 1984 as though such terms were fully set out in this agreement.

Nordstrom Credit, Inc.
March 1, 2000
Page 3


This agreement may be terminated by you or by us upon not less than ten day's written notice to the other party.

If the foregoing satisfactorily sets forth the terms and conditions of the borrowing arrangement made with you, we request that you indicate your acceptance thereof by the signature of your duly authorized officer in the space provided below.


Nordstrom fsb

By /s/ Carol Simonson
   ---------------------------------------
   Carol Simonson
   Sr. Vice-President


ACCEPTED:

Nordstrom Credit, Inc.

By /s/ Kevin Knight
   ---------------------------------------
   Kevin Knight
   President

Exhibit "A"                                                       March 1, 2000


                                  Nordstrom fsb


For value received, Nordstrom fsb, a Savings Bank chartered in the State of Arizona, promises to pay to the order of Nordstrom Credit, Inc. on its demand (which if given verbally shall be promptly confirmed in writing), or on or before (six months from above date), the principal sum set forth below as "Principal Amount Outstanding", on the date of such demand, at the office of Nordstrom Credit, Inc. and will likewise pay to the order of said payee interest at the rate or rates per annum provided for in the agreement mentioned below. Said interest will be due and payable on the first day of each month after the date of this note or upon payment in full of the principal amount from time to time outstanding as indicated below. Interest will be calculated on the daily principal amount Outstanding as indicated below.

This note is issued pursuant to and is subject to the terms and conditions of a certain letter agreement dated March 1, 2000, by and between Nordstrom fsb and Nordstrom Credit, Inc.


                                                Nordstrom fsb

                                                By
                                                   ----------------------------
                                                Its
                                                   ----------------------------


                                                                 Principal            Effective
                        Amount               Amount                Amount              Interest            Authorized
  Date                  Loaned                Paid              Outstanding              Rate               Initials
------------         ------------          ------------         ------------         ------------         ------------
------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

------------         ------------          ------------         ------------         ------------         ------------

Exhibit "B"                                                       March 1, 2000

                                  Nordstrom fsb
                                13531 East Caley
                            Englewood, Colorado 80111


Attention:

                        Re: Master Note of Nordstrom fsb



Gentlemen:

We confirm to you the following changes occurred in the loans outstanding under the terms of the Agreement with You dated March 1, 2000, for the month ended this date.


                  Prior                                             Current
                Principal                                          Principal                      Current
                  Amount                Loan                         Amount                      Interest
Date           Outstanding           (Repayment)                  Outstanding                      Rate
----           -----------           -----------                  -----------                    --------





                                      Nordstrom fsb



                                      By
                                         ------------------------------------
                                         Carol Simonson
                                         Sr. Vice-President